UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 10, 2010
(Date of earliest event reported)

HAUPPAUGE DIGITAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13550	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, New York  11788
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Hauppauge Digital Inc. (the “Company”) was held on May 10, 2010.  Two items were submitted to a vote of the stockholders as described in detail in the Company’s Proxy Statement dated March 25, 2010.  The following briefly describes the items submitted to a vote at the Annual Meeting and the results of the stockholders' vote.

(1)	The stockholders elected four (4) directors to the Board of Directors of the Company. The vote regarding this item was as follows:

Director Nominee	Votes For	Votes Withheld
Kenneth Plotkin	4,334,607	62,480
Bernard Herman	4,320,045	77,042
Christopher G. Payan	4,330,679	66,408
Seymour G. Siegel	4,327,779	69,308

There were 4,218,839 broker non-votes with respect to the election of directors.

(2)
The stockholders ratified the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.  The vote regarding this item was:  8,428,258 votes for, 134,236 votes against, and 53,432 votes abstaining.

There were no broker non-votes with respect to the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL INC.

Date: May 13, 2010	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Chief Financial Officer